Exhibit 32.1

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Forza X1, Inc. (the “Registrant”) on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Leffew, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2022	By:	/s/ Jim Leffew
Name: Jim Leffew
Title: Chief Executive Officer
(Principal Executive Officer)